SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Checkthe appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

        . . . . . . . . . . . . . iSHOPPER.COM, INC. . . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. 1) Title of each class of securities to which transaction applies:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         2)  Aggregate number of securities to which transaction applies:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         4)  Proposed maximum aggregate value of transaction:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         5)  Total fee paid:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         2)  Form, Schedule or Registration Statement No.:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3)  Filing Party:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         4)  Date Filed:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                               iSHOPPER.COM, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 2000

To the Shareholders:

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of iShopper.com, Inc. ("the Company") will be held at 8722 South 300 West, Suite 106, Sandy, Utah 84070, on June 16, 2000, at 10:00 a.m. local time, for the following purposes:

          1. To elect four directors, each to serve a one year term, and until each of their successors is elected and shall qualify; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 28, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders, and only shareholders of record at such date will be so entitled to notice and to vote.

Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person should you decide to attend the meeting.

                                           By Order of the Board of Directors,


                                           Tom Maher, Secretary

April 28, 2000


IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE VOTING OF THE PROXY, BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY VOTING IN PERSON AT THE MEETING.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                               iSHOPPER.COM, INC.

                          -----------------------------


                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of iShopper.com, Inc. ("the Company") for the Annual Meeting of Shareholders ("Annual Meeting") of the Company to be held on June 16, 2000. The Shareholders of the Company will consider and vote upon the proposals described herein and referred to in the Notice of the Meeting accompanying this Proxy Statement.

         The close of business on April 28, 2000, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On such date there were outstanding and entitled to vote 10,734,935 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such stock, see "PRINCIPAL HOLDERS OF COMMON STOCK" below.

         Shares represented by Proxies will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying the contrary will be voted in favor of the Board of Directors' nominees for directors of the Company.

         The Proxies being solicited by the Board of Directors may be revoked by any shareholder giving the Proxy at any time prior to the Annual Meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided below. The Proxy may also be revoked by any shareholder giving such Proxy who appears in person at the Annual Meeting and advises the Chairman of the meeting of his intent to revoke the Proxy.

         The principal executive offices of the Company are located at 8722 South 300 West, Suite 106, Sandy Utah 84070. This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about April 28, 2000.

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth information as of April 28, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table under "Executive Compensation", and all officers and directors of the Company as a group.

                                                   Number of Shares
Beneficial Owner                                     Beneficially        Percent
                                                       Owned(1)      of Class(2)
--------------------------------------------------------------------------------
Douglas S. Hackett                                    2,000,000           18.63%
1900 Alaqua Drive, Longwood, FL   32779

William E. Chipman, Sr.                                 412,014 (3)        3.77%
7605 North Crest Road, Eagle Mountain, UT 84043

Tom Maher                                               116,000            6.44%
12073 South Aspen Ridge Dr., Sandy, UT  84094

George Denney                                           691,667            6.10%
28 Woodside Lane, Freeport, ME  04032

Adam Maher                                              397,968            3.71%
1560 Harrison Ave., SLC, UT  84105

Clayton Kearl                                           800,000 (4)        5.59%
11714 South Gambel Oak Circle, Sandy, UT  84092

Troy Kearl                                              800,000 (5)        5.59%
605 N. Loafer Canyon Road, Elk Ridge, UT  84651

All officers and                                      3,617,649 (6)       33.63%
directors as a group
(5 persons)

-----------------------------
1 Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named. Amounts shown include, where applicable, shares subject to presently exercisable options.

2 The percentage shown for each beneficial owner is calculated based upon the outstanding Common Stock, including shares of Common Stock subject to presently exercisable options held by such beneficial owner which are deemed to be outstanding.

3    Includes 200,000 shares subject to presently exercisable options.

4    Includes 200,000 shares of options not presently exercisable.

5    Includes 200,000 shares of options not presently exercisable.

6    Includes 200,000 shares of options, all of which are presently exercisable.

                              ELECTION OF DIRECTORS

         In accordance with the Bylaws of the Company, the Board of Directors has fixed its number at four members. The incumbent directors were appointed by the Board of Directors to fill vacancies on the Board.

         At the Annual Meeting, the four directors listed below, will stand for election, each to serve a one year term and thereafter until his successor is elected and shall qualify.

         In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxy's FOR the election of the nominees listed below, unless otherwise specified in the Proxy. The Board of Directors has no reason to believe that its nominees will be unable to serve, but if any of the nominees should be unable to serve, the Proxy will be voted for such other persons as the Board of Directors shall recommend.

     Certain information concerning the nominees to the Board of Directors.

                                                                                                  Served As
      Nominee                Age                Company Position Held                          Director Since
      -------                ---                ---------------------                          --------------
Douglas S. Hackett            36       President, Chief Executive Officer and Director              11/99
George Denney                 62       Chairman of the Board and Director                           10/99
William E. Chipman, Sr.       54       Chief Financial Officer and Director                         10/99
Adam Maher                    26       Executive Vice President and Director                        10/99

Compensation of Directors
-------------------------
         The Company does not pay any fees for attendance at Board or committee meetings.

Board and Committee Meetings
----------------------------
         There were two meetings of the Board of Directors held during the last fiscal year. All of the directors attended at least 75 percent of the meetings. The Board of Directors has established a Compensation Committee whose members are Douglas S. Hackett, George Denney and Doug Cole. The Committee met two times in 1999. The Board has also established an Audit Committee whose members are William E. Chipman, Sr., George Denney and Doug Cole. The Committee met two times in 1999.

Executive Officers, Directors and Significant Employees
-------------------------------------------------------
         Certain information regarding the business experience of the current executive officers, directors and significant employees is set forth below:

         Douglas S. Hackett. Since November 1999, Mr. Hackett has served as the President, Chief Executive Officer and a Director of the Company. From February 1996 to October 1999 Mr. Hackett was employed by Fortune Financial Systems, Inc. in several different capacities. During his tenure at Fortune he also guided the marketing efforts to build one of the largest and most successful online malls. From May 1998 to January 1996, Mr. Hackett worked as Executive Vice President for the Charles Givens Companies. Mr. Hackett has also worked in electronic and broadcast media as a creator of several nationally syndicated programs, including "Baseball Sunday with Joe Garagiola," "Football Sunday" and "NBA Basketball Sunday." He has served as president and general manager of KGU and KTSS in Honolulu and WTIX in New Orleans.

         George Denney. Since October 1999, Mr. Denney has served as the Chairman of the Board and a Director of the Company. Mr. Denney currently works as Chairman Emeritus of Cole-Haan, a company of international footwear and accessories that was founded by him in 1975. In addition to his duties at Cole-Haan, Mr. Denney sits on the board of a number of companies and associations, such as Hathaway, Inc., Footwear Industries of America.

         William E. Chipman, Sr. Since October 1999, Mr. Chipman has served as Chief Financial Officer and a Director of the Company. From June 1998 to
September 1999, Mr. Chipman worked as a financial consultant for several companies. From February 1997 to May 1998, Mr. Chipman served as Chief Financial Officer and Director of Mergers and Acquisitions for World Wireless Communications, Inc. From October 1994 to February 1997, Mr. Chipman served as Chief Financial Officer and Director for Digital Radio Communications, Inc. and MHB Technology, Inc. Mr. Chipman has an extensive accounting and mergers and acquisition background.

         Tom Maher. Since September 1999, Mr. Maher has served as Chief Operating Officer and Secretary for the Company. From January 1994 to August 1999, Mr. Maher was Executive Vice President of Sales and Marketing for Logotel, which sold license and printed sportswear. Mr. Maher held executive management positions with JC Penney, May Company and Levi Strauss & Company. In these capacities, Mr. Maher worked extensively in the area of business development, operations and marketing.

         Adam Maher. Since October 1999, Mr. Maher has served as Executive Vice President and a Director for the Company. From July 1998 to September 1999, Mr. Maher was President of Outbound Enterprises, Inc. where he was responsible for all day-to-day operations of this direct sales company. Mr. Maher was responsible for growing the company from zero to over 4 million in sales. From January 1998 to June 1998, Mr. Maher served as Vice President of Business Development at Cyberworks Institute. From October 1996 to January 1998, Mr. Maher was Sales Manager at Galaxy Enterprises.

         Officers of the Company serve at the discretion of the Board of Directors or until the next annual meeting of directors.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto and written representations provided to the Company by its officers, directors and 10% shareholders, the Company is aware that all of the executive officers and directors of the Company are delinquent in their filings of Forms 3, 4 and 5.

                             EXECUTIVE COMPENSATION

Compensation Summary
--------------------
         The following table sets forth information concerning the cash and non-cash compensation, paid or to be paid by the Company to its chief executive officer and to each of its executive officers named below, for the three fiscal years ended December 31, 1999.

                                       Summary Compensation Table
                                                                                    Long-Term
                             Annual Compensation                                  Compensation
                                                             Other Annual                          All Other
Name and Principal                     Salary    Bonus       Compensation         Stock Options    Compensation
Position                       Year    ($)        ($)         ($) (1)                (Shares)       ($)
---------------------------------------------------------------------------------------------------------------
Douglas S. Hackett,           1999    34,615 (2)    0             0                    0               0
President, CEO and Director

-------------------------------

1 The Company provides health, dental and other perquisites to each of its officers but they do not exceed the lesser of $50,000 or 10% of the officer's total annually salary and bonus.

2    Mr. Hackett commenced  employment in November 1999.


No other officer of the Company received total salary and bonus of $100,000 or more.

Employment Agreements
---------------------
         The Company has a written employment agreement with Douglas S. Hackett, President and CEO. The other executive officers do not have written employment agreements. Salaries for executive officers are subject to increases and the payment of bonuses upon annual review by the Board of Directors. For the year 2000, salaries for executive officers range from $52,000 to $300,000.

Stock Option and Incentive Plans
--------------------------------
         On April 28, 2000, there were 935,000 shares subject to options outstanding. The Company does not have any stock option or incentive plans in place for its employees.

                        Option Grants in Last Fiscal Year

               There  were  no   options   granted   to  the   Company's   named
          officers during 1999.


                        Option Exercises During 1999 and
                            1999 Year-End Value Table

               None of the named officers have any options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         125,000 shares of the Company's Common Stock were issued for all of the outstanding shares of ECenter, Inc. ("Ecenter") which was merged into the Company as of October 7, 1999. Of these 125,000 shares, 25,000 were issued to George Denney, Chairman of the Board and Director, 15,500 shares were issued to Adam Maher, Executive Vice President and Director and 10,000 shares were issued to Tom Maher, Secretary. At the time of the transaction, ECenter was not affiliated with the Company. ECenter was the parent company of iShopper Internet Services, Inc. and Outbound Enterprises, Inc. These two subsidiaries accounted for substantially all of the Company's revenues in 1999. In contemplation of the transaction, options for 2,600,000 shares of the Company's Common Stock were issued at an exercise price of $.01 per share, options for 350,000 shares were issued to George Denney, Chairman of the Board and Director, options for 480,500 shares were issued to Adam Maher, Executive Vice President and Director, options for 310,000 shares were issued to Tom Maher, Secretary and 100,000 shares were issued to William E. Chipman, Sr., CFO and Director. These options were exercised during November and December 1999.

         NowSeven.com, Inc. was acquired on November 1, 1999, for 1,000,000 shares of the Company's Common Stock. At the time of the transaction, NowSeven was unaffiliated with the Company. In connection with the transaction, 1,000,000 shares of the Company's Common Stock were issued for services and as a signing bonus for Douglas S. Hackett to become the president of the Company.

         Stinkyfeet.com, Inc. was acquired on January 31, 2000, for 7,500 shares of the Company's Common Stock and cash of $40,000. At the time of the transaction, Stinkyfeet was unaffiliated with the Company.

         Uniq Studios, Inc. was acquired on April 4, 2000, for 1,500,000 shares of the Company's Common Stock and options to purchase 500,000 shares of Common Stock, exercisable at $7.60 per share. At the time of the transaction, Uniq was unaffiliated with the Company.

         Totalinet.net, Inc. was acquired on April 7, 2000, for 200,000 shares of the Company's Common Stock. At the time of the transaction, Totalinet was unaffiliated with the Company.

         In all of the transactions listed above, the Company believes that the cost of the assets to the sellers was nominal.

                                RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has not yet selected the independent public accountants for the Company for the fiscal year ending December 31, 2000. Crouch, Bierwolf & Chisholm served as the Company's independent public accountants for the fiscal year ended December 31, 1999.

         Representatives of Crouch, Bierwolf & Chisholm are expected to attend the 2000 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

         If a shareholder wishes to present a proposal at the 2001 Annual Meeting of Shareholders, the proposal must be received by iShopper.com, Inc., 8722 South 300 West, Suite 106, Sandy, Utah 84070 prior to January 31, 2001. The Board of Directors will review any proposal which is received by that date and determine whether it is a proper proposal to present to the 2001 Annual Meeting.

                                  VOTE REQUIRED

         A majority of the 10,734,935 issued and outstanding shares of Common Stock of the Company shall constitute a quorum at the Annual Meeting. Under the Company's Bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting provided a quorum is present. The affirmative vote of at least a majority of the shares represented at the meeting is required for all other proposals to come before the meeting.. If a shareholder abstains from voting certain shares, those shares will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not be considered as votes cast either for or against a particular matter. The Company intends to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes will not be considered as votes cast either for or against a particular matter.

         Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present, a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of Proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the last Annual Meeting of Shareholders and make reports, but shareholders will not be requested to approve or disapprove such minutes or reports.

         In addition to the solicitation of Proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit Proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of Proxies will be borne by the Company.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: INVESTOR RELATIONS, ISHOPPER.COM, INC., 8722 SOUTH 300 WEST, SUITE 106, SANDY, UTAH 84070. Copies of the Company's 1999 Form 10-KSB without exhibits is being mailed with this Proxy Statement. Additional copies may also be obtained by writing to the address given above.

         The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                                             By Order of the Board of Directors

Date: April 28, 2000
                                             Tom Maher, Secretary

                                      PROXY

                               iSHOPPER.COM, INC.

           This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William E. Chipman, Sr. and Tom Maher and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned on April 28, 2000, at the Annual Meeting of Shareholders to be held at the Company's corporate offices at 8722 South 300 West, Suite 106, Sandy, Utah 84070, on June 16, 2000, at 10:00
a.m., local time, or at any adjournment thereof.

                         (To Be Signed On Reverse Side.)

[X]  Please mark your votes as in this example.

                                   For      Withheld         Nominees:

1.  Election of Directors.         [ ]         [ ]       Douglas S. Hackett

                                                         George Denny

                                                         William E. Chipman, Sr.

                                                         Adam Maher

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

                                               For         Against       Abstain

2.  In their discretion, the Proxies are       [ ]           [ ]           [ ]
    authorized to vote upon such other
    business as may properly come before
    the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Please sign and date this Proxy where shown below and return it promptly:

No postage is required if this Proxy is returned in the enclosed envelope and mailed in the United States.

SIGNATURE(S) ____________________________________________ DATE _________________

Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.